COLUMBIA FUNDS SERIES TRUST I

Columbia Energy and Natural Resources Fund

(the “Fund”)

Supplement dated February 27, 2009 to the Prospectuses dated August 1, 2008

Effective February 27, 2009, the Fund has changed its benchmark to the Standard & Poor’s North American Natural Resources Sector Index. Accordingly, the Fund’s prospectuses are revised and supplemented as follows:

1)

Reference to the Standard & Poor’s (S&P) 500® Index as the Fund’s benchmark in the “FUNDimensions” information table is deleted and replaced with reference to the S&P North American Natural Resources Sector Index.

2)	The last three sentences of the paragraph under the heading “Average Annual Total Return as of December 31, 2007,” in the section entitled “Performance Information,” are revised and replaced in their entirety as follows:

The table compares the Fund’s returns for each period with those of the S&P North American Natural Resources Sector Index, a modified capitalization weighted equity index designed as a benchmark for U.S. traded stocks in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. Prior to February 27, 2009, the Fund’s benchmark was the S&P 500® Index, which tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund changed its benchmark effective February 27, 2009 because the Advisor believes that the S&P North American Natural Resources Sector Index more closely aligns with the Fund’s principal investment strategy than the prior benchmark of the Fund. The Fund’s average annual returns for the one-year, five-year and ten-year periods are shown compared to the S&P North American Natural Resources Sector Index, as well as the Fund’s prior benchmark, the S&P 500® Index. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

3)	The following line is added to the table under the heading “Average Annual Total Return as of December 31, 2007,” in the section entitled “Performance Information”:

	1 year	5 years	10 years
S&P North American Natural Resources Sector Index (reflects no deductions for fees, expenses or taxes)	34.44%	29.15%	12.80%

Shareholders should retain this Supplement for future reference.

INT-47/8572-0209

COLUMBIA FUNDS SERIES TRUST I

Columbia Energy and Natural Resources Fund

(the “Fund”)

Supplement dated February 27, 2009 to the Statement of Additional Information, dated August 1, 2008, as revised September 30, 2008

In the section entitled “About the Funds’ Investments – Fundamental Investment Policies,” the following information as it pertains to the Fund is revised as follows:

The following is added as a footnote to paragraph number four:

*	In determining whether Columbia Energy and Natural Resources Fund has invested at least 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the energy and other natural resources groups of industries, the Advisor currently uses the Global Industry Classification Standard (“GICS”) produced by S&P and MSCI Inc. The Advisor currently considers companies in each of the indicated GICS industry groups to be within the energy and other natural resources groups of industries: (i) Energy, (ii) Utilities, and (iii) Materials, but limited to companies in the following GICS industries and sub-industries: the Chemicals industry (companies that primarily produce or distribute industrial and basic chemicals, including the Commodity Chemicals, Diversified Chemicals, Fertilizers & Agriculture Chemicals, Industrial Gases, and Specialty Chemicals sub-industries), the Metals & Mining industry (companies that primarily produce, process, extract, or distribute precious or basic metals or minerals, including the Aluminum, Diversified Metals & Mining, Gold, Precious Metals & Minerals, and Steel sub-industries), and the Paper & Forest Products industry (companies that primarily cultivate or manufacture timber or wood-related products or paper products, including the Forest Products and Paper Products sub-industries).

Shareholders should retain this Supplement for future reference.

INT-50/8556-0209